UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2006

First United Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

19 South Second Street, Oakland, Maryland 21550
(Address of principal executive offices) (Zip Code)

(301) 334-9471
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On April 25, 2006, First United Corporation (the “Corporation”) will hold its Annual Meeting of Shareholders at which several executive officers of the Corporation will present information, including certain financial data and performance trends, for fiscal year 2005, which presentations are furnished herewith as Exhibit 99.1.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibit 99.1 Officer Presentation for the 2006 Annual Meeting of Shareholders
(furnished herewith).

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST UNITED CORPORATION

Dated: April 25, 2006	By:	/s/ Robert W. Kurtz
Robert W. Kurtz
President and Chief Risk Officer

EXHIBIT INDEX

Exhibit  Description

99.1	Officer Presentation for the 2006 Annual Meeting of Shareholders (furnished herewith)